                                                   EXHIBIT 10.12


                              CONSORTIUM AGREEMENT


     THIS CONSORTIUM AGREEMENT (this "Agreement"), dated as of June 24, 1998, by and between the following parties:

     MORRISON KNUDSEN CORPORATION, an Ohio corporation ("MK"), and

     BNFL USA GROUP INC., a Delaware corporation ("BNFL-USA")


                                   WITNESSETH


     WHEREAS:

     1. MK and BNFL-USA wish to form a consortium for the purpose of acquiring the Energy Systems business (the "ESBU Business") and the Government Operations business (the "GESCO Business") of CBS Corporation ("CBS")

     2. MK and BNFL-USA have entered into this Agreement for the purpose of setting forth the basis on which they will purchase the ESBU and GESCO Businesses, and the basis on which ownership, control and risk will be shared after the acquisition

     3. MK and BNFL-USA intend to take certain actions and enter into certain other agreements as contemplated by this Agreement

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

1.   Formation of Additional Companies.
     ---------------------------------

     1.1  Organization.  Promptly after the date of this Agreement the parties
          ------------
          will organize the following corporations or limited liability companies (individually a "Company" and collectively the "Companies") under the names set forth below (or if such names are not available under such other names as the parties may agree):

          (a) Westinghouse Government and Nuclear Holdings, LLC, a Delaware limited liability company ("Wesco")

          (b) Westinghouse Strategic Services, Inc., a Delaware corporation ("GESCO II")

          (c) Westinghouse Government Services, LLC, a Delaware limited liability company ("GESCO I")

          (d) Westinghouse Energy Systems, LLC, a Delaware limited liability company ("ESBU")

          (e) If a separate entity is required in order to hold the assets of the Electro-Mechanical Division as contemplated by Section 4.4, an additional Delaware limited liability company with a name to be selected by the parties ("GESCO III")

          (f) Such other entities as the parties deem necessary or desirable.

     1.2  Operating Agreements.  The ownership, management, operation, financing
          --------------------
          and other attributes of the Companies will be set forth in the respective articles of incorporation, by-laws, limited liability company agreements and related documents to be entered into with respect to each of the Companies (the "Organizational Documents") and other necessary documents which will be consistent with the provisions of this Agreement.

2.   Wesco.
     -----

     2.1  Members.  MK and BNFL-USA, or their respective wholly owned
          -------
          subsidiaries, will be the members in Wesco and their respective membership interests in Wesco will be:

              MK        --   60%
              BNFL-USA  --   40%

     2.2  Management.
          ----------

          (a) Management by Managers.  Wesco will be managed by a board of
              ----------------------
              directors or managers (the "Board") and by officers appointed by the Board.

          (b) Board.  Wesco will have a Board of five directors, three of whom
              -----
              will be appointed by MK and two by BNFL-USA. With effect from the GESCO Closing Date or the ESBU Closing Date (as defined in Section 7.2), whichever occurs first, the Board will consist of the chief executive officers of MK and British Nuclear Fuels plc (the parent company of BNFL-USA) and three US citizens who are not affiliated with either MK or BNFL-USA, two of whom will be selected by MK with the remaining one selected by BNFL-USA. MK and BNFL-USA will jointly select a Chairman from the non-affiliated directors. Each director will serve for a one-year term, and will be eligible for re-appointment in accordance with this paragraph (b), provided that MK and BNFL-USA shall have the right to replace their respective appointees at any time in accordance with the procedures set out above in this paragraph (b).

          (c) Officers.  The Board will appoint a President and other officers
              --------
              as desired from time to time. With effect from the ESBU Closing Date or the GESCO Closing Date, whichever occurs first, the President initially will be Charles W. Pryor. The officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time.

     2.3  ESBU.  As the sole owner of ESBU, Wesco will exercise control over
          ----
     ESBU to the extent provided in Section 5. Among other things, the following issues and actions will require action or review by the Wesco
     Board:

          (a) National Security Issues

          (b) Export of technology developed using US public funds

          (c) Receive reports from the Presidents of GESCO I and ESBU

          (d) Approval of the ESBU Charter (attached as Exhibit A) and any
                                                        ---------
              changes thereto (requires unanimous action)

          (e) Review actions of the ESBU Manager to ensure compliance with the ESBU Charter.

     2.4  Term.  The parties will not dissolve Wesco earlier than the third
          ----
          anniversary of the closing under the Asset Purchase Agreements described in Section 7.

     2.5  Membership Interests.  The members' interests in Wesco may be divided
          --------------------
          into more than one series in a manner that is consistent with the provisions of Section 11.

3.   GESCO II.
     --------

     3.1  Organization.  MK will organize GESCO II as a Delaware corporation
          ------------
          which is a wholly-owned subsidiary of MK.

     3.2  Management.  The members of the board of directors and the officers of
          ----------
          GESCO II will have appropriate security clearances and will be selected in accordance with procedures that are satisfactory to the US Department of Defense. BNFL-USA will have no right of any kind whatsoever to influence or control in any manner the management or operations of GESCO II. Notwithstanding anything to the contrary in this Agreement, from and after the GESCO Closing Date MK will have sole and absolute control over all assets contemplated to be acquired by GESCO II.

4.   GESCO I.
     -------

     4.1  Members.  The members and their membership interests in GESCO I will
          -------
     be:

              Wesco     --   83-1/3%
              BNFL-USA  --   16-2/3%

     4.2  Management.
          ----------

          (a) Management by Managers.  GESCO I will be managed by a board of
              ----------------------
              directors or managers (the "Board") selected by the members, and by officers appointed by the Board.

          (b) Board.  With effect from the GESCO Closing Date, GESCO I will have
              -----
              a Board of six directors consisting of two individuals selected by MK, two individuals selected by BNFL-USA, a Chairman to be selected jointly by MK and BNFL-USA (who initially will be Charles
              W. Pryor) and one individual who will be selected by the remaining directors and who satisfies the requirements to be the chairman of a US Government Security Committee (the "Sixth Director"). Each of the directors shall be a US citizen. Each director will serve for a one-year term, and will be eligible for re-appointment in accordance with this paragraph (b), provided that MK and BNFL-USA shall have the right to replace their respective appointees at any time and MK and BNFL-USA, acting jointly, shall have the power to replace the Chairman and to require the remaining directors to replace the Sixth Director.

          (c) Officers.  The Board will appoint a President and other officers
              --------
              as desired from time to time. The officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time.

     4.3  Bidding.  GESCO I will be the preferred vehicle for rebidding its
          -------
          existing contracts. With respect to other contracts that fall within the scope of the GESCO I Operations, it is the objective of the parties to maintain and grow the value of GESCO I, consistent with the interests of MK and BNFL-USA, and to maximize the competitive positioning of GESCO I bids. However, if MK and BNFL-USA do not agree that it would be advantageous to bid a specific contract through GESCO I, MK and BNFL-USA are both free to bid that contract directly or in concert with a different partner or partners and GESCO I will not bid.

     4.4  Electro-Mechanical Division.  The Electro-Mechanical Division (the
          ---------------------------
          "EMD") (which is currently included within GESCO I) may or may not be permitted to be held in GESCO I. If the EMD is not permitted to be held in GESCO I, then a separate entity ("GESCO III") may be organized to hold the EMD. The ownership, management, operation, financing and other attributes of the EMD shall be the same in all material respects as for GESCO I. If ownership of the EMD in GESCO III is not acceptable to the US government, the parties will agree on a mutually agreeable ownership structure acceptable to the US government; provided that in any event MK and BNFL-USA shall provide an equal portion of the purchase price for, and shall share equally in the economic risks and rewards of, the EMD.

5.   ESBU.
     ----

     5.1  Members.  Wesco shall be the sole member of ESBU.
          -------

     5.2  Management.
          ----------

          (a) Management by Managers.  Subject to the provisions of paragraphs
              ----------------------
              (d) and (e) below, ESBU will be managed by a board of directors or managers (the "Board") appointed by Wesco as provided in paragraph
              (b) and by officers appointed by the Board.

          (b) Board.  ESBU will have a Board of five directors consisting of
              -----
              three individuals selected by MK and two individuals selected by BNFL-USA. With effect from the ESBU Closing Date, of MK's three directors, two will be selected by MK from a list of US citizens (including, initially, Charles W. Pryor) who have been recommended by BNFL-USA. Each director will serve for a one-year term, and will be eligible for re-appointment in accordance with this paragraph (b), provided that MK and BNFL-USA shall have the right to replace their respective appointees at any time in accordance with the procedures set out above.

          (c) Officers.  The Board will appoint a President and other officers
              --------
              as required from time to time. With effect from the ESBU Closing Date, the President will initially be Charles W. Pryor. Subject to the provisions of paragraphs (d) and (e) below, the officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time.

          (d) Management Agreement.  With effect from the ESBU Closing Date,
              --------------------
              ESBU will enter into a management agreement with BNFL-USA, or one of its wholly-owned US subsidiaries, (the "Manager") under which the Manager will provide overall management of ESBU as further provided in Section 9.

          (e) ESBU Charter.  The parties will cause the Board to adopt the ESBU
              ------------
              Charter in substantially the form attached as Exhibit A (the "ESBU
                                                            ---------
              Charter"). The operations of ESBU will be governed by the ESBU Charter. The ESBU

              Charter provides for oversight of ESBU by the Wesco Board as described in Section 2.3.

6.   Savannah River M&O Contract.
     ---------------------------

     MK and BNFL-USA will hold the Savannah River M&O Contract (defined in
     Section 7.2(a)(iv)) in an entity acceptable to the US government, which will have ownership and control arrangements acceptable to the US government (which the parties currently believe will require the Savannah River M&O Contract to be performed by an organization wholly owned by MK). The ownership and control of such entity will also be mutually acceptable to MK and BNFL-USA; provided that in any event MK and BNFL-USA shall provide an equal amount of the purchase price for, and shall share equally in the economic risks and rewards of, the Savannah River M&O Contract. Appropriate protections will be provided to ensure that funds are not distributed to MK via contract or any other mechanism that would frustrate or avoid BNFL-USA's participation in the economic rewards of the Savannah River M&O Contract.

7.   Acquisition of ESBU and GESCO Businesses.
     ----------------------------------------

     7.1  Asset Purchase Agreements.  MK and BNFL-USA will cause Wesco to enter
          -------------------------
          into the following agreements and will each guarantee Wesco's obligations under such agreements:

          (a) ESBU Agreement.  An Asset Purchase Agreement, dated on or about
              --------------
              the date of this Agreement, between Wesco and CBS (the "ESBU Purchase Agreement") providing for the purchase by Wesco or one or more of its assignees of the ESBU Business, including the purchase of certain assets and the assumption of certain liabilities of CBS and its affiliates all as set out in the ESBU Purchase Agreement.

          (b) GESCO Agreement.  An Asset Purchase Agreement, dated on or about
              ---------------
              the date of this Agreement, between Wesco and CBS (the "GESCO Purchase Agreement") providing for the purchase by Wesco or one or more of its assignees of the GESCO Business, including the purchase of certain assets and the assumption of certain liabilities of CBS and its affiliates all as set out in the GESCO Purchase Agreement.

     7.2  Assignment of Rights under Asset Purchase Agreements.
          ----------------------------------------------------

          (a) Division of GESCO Operations.  The parties acknowledge that
              ----------------------------
              effective as of the closing date under the GESCO Purchase Agreement the GESCO Business is to be divided into two (or, under certain circumstances, more) components as follows:

               (i) GESCO I.  All assets, properties, rights, obligations and
                   -------
                   liabilities included in the GESCO Business commonly referred to by the parties as "GESCO I" including those that arise from, relate to, or are used in connection with the Safe Sites, the EMD, WIPP, Safety Management Solutions and West Valley contracts and operations (the "GESCO I Operations"); provided that (A) the Government Technical Services Division (the "GTSD") will be transferred to ESBU, and (B) the EMD may be transferred to GESCO III pursuant to clause (iii) below and will in any event be held in accordance with the provisions of Section 4.4).

               (ii)  GESCO II.  All assets, properties, rights, obligations and
                     --------
                     liabilities included in the GESCO Business commonly referred to by the parties as "GESCO II" including those that arise from, relate to, or are used in connection with the Bettis, PAD, MAO and Anniston contracts and operations (the "GESCO II Operations").

               (iii) GESCO III.  Subject to the provisions of Section 4.4,
                     ---------
                     if the EMD is required to be held separately from GESCO I, all assets, rights and obligations included in the GESCO Business that are commonly referred to by the parties as the Electro-Mechanical Division (the "EMD Operations").

               (iv)  Savannah River.  All assets, properties, rights,
                     --------------
                     obligations and liabilities included in the GESCO Business commonly referred to by the parties as the Savannah River Management and Operations Contract ("Savannah River M&O Contract").

           (b) GESCO Purchase Agreement. No later than the closing date under
               ------------------------
               the GESCO Purchase Agreement (the "GESCO Closing Date")

               (i) Wesco will assign to GESCO I all Wesco's rights and obligations under the GESCO Purchase Agreement that relate to the GESCO I Operations and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause GESCO I to assume all such rights and obligations, including the obligation to pay an appropriate portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement) that constitute part of the GESCO I Operations.

               (ii) Wesco will assign to GESCO II all Wesco's rights and obligations under the GESCO Purchase Agreement that relate to the GESCO II Operations and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause GESCO II to assume all such rights and obligations, including the obligation to pay an appropriate portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement ) that constitute part of the GESCO II Operations.

               (iii) If GESCO III is created (see Section 4.4) Wesco will assign to GESCO III all Wesco's rights and obligations under the GESCO Purchase Agreement that relate to the EMD Operations and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause GESCO III to assume all such rights and obligations, including the obligation to pay an appropriate portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement ) that constitute part of the EMD Operations.

               (iv) Wesco will assign to an entity acceptable to the US government and to be agreed by MK and BNFL-USA all Wesco's rights and obligations under the GESCO Purchase Agreement that relate to the Savannah River M&O Contract and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause such entity to assume all such rights and obligations, including the obligation to pay an appropriate portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement ) that constitute part of the Savannah River M&O Contract.

          (c) ESBU Purchase Agreement. No later than the closing date under the
              -----------------------
              ESBU Asset Purchase Agreement (the "ESBU Closing Date") Wesco will assign to ESBU all Wesco's rights and obligations under the ESBU Purchase Agreement, all Wesco's rights and obligations under the GESCO Purchase Agreement with respect to the GTSD, and all personel being taken and all technology being acquired from the Science and Technology Center and (to the extent permitted under the ESBU Purchase Agreement and the GESCO Purchase Agreement) the parties will cause ESBU to assume all such rights and obligations, including

              (i) the obligation to pay the Purchase Price and to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in ESBU Purchase Agreement) and

              (ii) with respect to the GTSD, the obligation to pay an
                   appropriate portion of the Purchase Price, and to accept the assignment and transfer to it of that portion of the Acquired Assets and to assume that portion of the Assumed Liabilities (each as defined in the GESCO Purchase Agreement) that constitute or relate to the GTSD.

          (d) Allocation of Certain Rights.  All of the rights, duties and
              ----------------------------
              obligations of Wesco under the ESBU Purchase Agreement and the GESCO Purchase that are not specifically allocated in this Agreement (e.g., the
                                                                     ----
              cap and basket on the indemnification provided by CBS) will be shared equitably among the Companies in a manner that is consistent with this Agreement.

          (e) Closing Dates.  MK and BNFL-USA anticipate that the closings under
              -------------
              the ESBU Purchase Agreement and the GESCO Purchase Agreement will occur simultaneously. However, the parties may by mutual agreement permit the closings to occur at different times.

     7.3  Contribution of Purchase Price to GESCO II, GESCO I and ESBU.
          ------------------------------------------------------------

          (a) Subject to the provisions of paragraph (b), no later than the day before the GESCO Closing Date and the ESBU Closing Date, respectively, MK will provide funds to GESCO II, and MK and BNFL-USA will provide funds to Wesco, and through it to ESBU and GESCO I, to enable them to pay the purchase price under the GESCO Purchase Agreement and the ESBU Purchase Agreement, as described in Exhibit B.
                 ---------

          (b) All of the contributions contemplated by paragraph (a), and all other contributions to be made to the Companies under Section 8 or otherwise, are expressly conditioned on the expiration of any and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act relating to the formation of the Companies and to the acquisition of the ESBU Business or the GESCO Business.

     7.4  Other Actions.  The parties will take all such other actions and will
          -------------
          cause their respective affiliates to take such other actions to cause GESCO II, GESCO I and ESBU (and GESCO III, if necessary) to perform all obligations to be performed by them under the GESCO Purchase Agreement or the ESBU Purchase Agreement, as the case may be.

8.   Additional Contributions.  The obligations of the parties to make
     ------------------------
     additional contributions to any of the Companies to meet the needs of the Companies for funding are as follows:

     8.1  Wesco.  Subject to the provisions of Exhibit C with respect to ESBU,
          -----                                ---------
          to the extent that funds are required for the operations of Wesco (including contributions to be made by Wesco to GESCO I or ESBU in accordance with Sections 8.2 and 8.4), MK and BNFL-USA will make contributions in proportion to their respective membership interests as set forth in Section 2.1.

     8.2  GESCO I and GESCO III.  Any contributions required to be made to GESCO
          ---------------------
          I (or GESCO III, if applicable) must be unanimously approved by the Board of GESCO I (or GESCO III, if applicable) and will be made in proportion to the respective membership interests of Wesco and BNFL-USA, as set forth in Section 4.1.

     8.3  GESCO II.  MK shall be solely responsible for the cash and other
          --------
          funding requirements of GESCO II.

     8.4  ESBU.  Any additional contributions to ESBU will be made in accordance
          ----
          with the provisions of Exhibit C.
                                 ---------

9.   Management of ESBU Business.
     ---------------------------

     The ESBU Business will be managed directly by BNFL-USA, or one of its affiliates, (the "Manager") pursuant to a management agreement (the "ESBU Management Agreement") which will embody the following principles:

     (a) The Manager will have authority to manage the ESBU Business in accordance with the ESBU Charter. Annual business plans, financial plans and capital budgets will be prepared by the Manager and approved by the ESBU Board.

     (b) Consistent with the ESBU Charter and the provisions of Section 2.3 Wesco and the Board of ESBU will take all necessary action to ensure that the Manager manages the ESBU Operations in accordance with applicable laws concerning the protection of US national security and technology.

     (c) As part of its powers and duties under the ESBU Management Agreement the Manager will

          (i) subject to the provisions of Section 8.4, advance to ESBU 90% of all ESBU's cash requirements to fund its operations and to meet its liabilities, and

          (ii) be entitled to receive as compensation for management services and as reimbursement for such advances 90% of all cash in excess of that currently required in the business.

     (d) The powers and duties of the Manager will be structured so as to permit the Manager to engage in ordinary cash management activities without being required to make payments to BNFL-USA.

10.  Financial Arrangements.
     ----------------------

     10.1 Replacement of Letters of Credit etc.  The parties acknowledge that
          ------------------------------------
          CBS and certain of its affiliates are presently obligated under certain letters of credit, performance bonds and similar obligations issued in connection with the ESBU Business and the GESCO Business (the "Outstanding Letters of Credit and Bonds") and that the Purchasers are obligated under the ESBU Purchase Agreement and the GESCO Purchase Agreement to replace the Outstanding Letters of Credit and Bonds with substitute financial arrangements at closing. The responsibility of the parties to accomplish this will be allocated as follows:

          (a) ESBU.  BNFL-USA will replace each of the Outstanding Letters of
              ----
              Credit and Bonds that secure or support obligations that arise from the ESBU Operations with substitute financial arrangements on or before the ESBU Closing Date and will provide such credit support, including guarantees from BNFL-USA or its affiliates, as may be necessary to put such substitute financial arrangements into effect.

          (b) GESCO II.  MK will replace each of the Outstanding Letters of
              --------
              Credit and Bonds that secure or support obligations that arise from the GESCO II Business with substitute financial arrangements on or before the GESCO Closing Date and will provide such credit support, including guarantees from MK or its affiliates, as may be necessary to put such substitute financial arrangements into effect.

          (c) GESCO I and GESCO III.  MK and BNFL-USA will jointly replace each
              ---------------------
              of the Outstanding Letters of Credit and Bonds that secure or support obligations that arise from the GESCO I or the GESCO III Business with substitute financial arrangements on or before the GESCO Closing Date and will provide such credit support, including guarantees from MK and BNFL-USA or their respective affiliates, as may be necessary to put such substitute financial arrangements into effect; provided that the costs and liabilities of such actions and arrangements shall be shared between MK and BNFL-USA on a 50:50 basis.

     10.2 Support for Additional Financing.  If any of ESBU, GESCO I, GESCO II
          --------------------------------
          or GESCO III wishes to incur any indebtedness from any third party and in order to obtain such financing a guarantee or other form of credit support is required then the responsibilities of the parties to provide such guarantees or other support are as follows.

          (a) ESBU.  BNFL-USA shall be responsible for providing guarantees or
              ----
              other credit support for ESBU.

          (b) GESCO II.  MK shall be responsible for providing guarantees or
              --------
              other credit support for GESCO II.

          (c) GESCO I and GESCO III.  MK and BNFL-USA shall be jointly
              ---------------------
              responsible for providing guarantees or other credit support for GESCO I and GESCO III and any costs and liabilities of such actions and arrangements shall be shared between MK and BNFL-USA on a 50:50 basis.

11.  MK's Financial Interest in ESBU.
     -------------------------------

     11.1 Special Membership Interest in Wesco.  The membership interests in
          ------------------------------------
          Wesco are divided into two series (the Series A Interests and the Series B Interests) each of which will be owned by MK and BNFL-USA in the same 60:40 proportion. The

          Series A Interests will represent all assets, liabilities and rights of Wesco that relate to or are derived from its ownership interest in GESCO I and, if formed, GESCO III. The Series B Interests will represent all assets, liabilities and rights of Wesco that relate to or are derived from its ownership interest in ESBU.

     11.2 Put/Call.  At any time after the third anniversary of the ESBU Closing
          --------
          Date, MK may require BNFL-USA to purchase MK's Series B Interest, and BNFL-USA may require MK to sell its Series B Interest. The sale price of MK's Series B interest will be the amount necessary to provide MK with a pre-tax 11 1/2% internal rate of return on its financial investment in its Series B Interest (taking into account all cash distributions and contributions).

12.  BNFL-USA's Contract with GESCO II.
     ---------------------------------

     12.1 Nature of Right.  MK will own 100% of the outstanding shares of GESCO
          ---------------
          II. BNFL-USA will have a contractual right (the "BNFL Right") to receive payments from GESCO II in an amount such that taking the payments to BNFL-USA together with distributions from GESCO II to MK, BNFL-USA will receive 8% of such amounts. Such payments will continue until terminated as provided in Section 12.2. As reflected in Section
          3.2 above, BNFL-USA will have no right to influence or control the management or operations of GESCO II in any manner.

     12.2 Termination of Right.  The BNFL Right may be terminated in either of
          --------------------
          the two following ways:

          (a) At any time after the third anniversary of the GESCO Closing Date BNFL-USA may require GESCO II to make a payment (the "Termination Payment") to BNFL-USA or GESCO II may elect to make a Termination Payment to BNFL-USA in accordance with the following.

              (i) The Termination Payment will be an amount necessary to provide BNFL-USA with a pre-tax 11 1/2% internal rate of return on its Deemed Payment, after taking into account all payments received by BNFL-USA with respect to the BNFL Right.

              (ii) BNFL-USA's "Deemed Payment" shall be an amount equal to 8% of the portion of the purchase price paid on the GESCO Closing Date under the GESCO Purchase Agreement that MK and BNFL-USA agree is to be allocated to the GESCO II Business.

          (b) If at any time before either BNFL-USA or MK exercise its rights under Section 12.2(a), MK sells the GESCO II Business, MK will pay, or will cause GESCO II to pay, to BNFL-USA an amount (the "Sale Payment") such that BNFL-USA will receive 8% of the value of GESCO II established by such sale.

          The BNFL Right will terminate upon the payment of the Termination Payment or the Sale Payment.

     12.3 Miscellaneous.
          -------------

          (a) MK will guarantee payment GESCO II of its obligations under the BNFL Right.

          (b) The BNFL Right will include appropriate protections to ensure that funds are not distributed from GESCO II to MK via any contract or other mechanism in a manner that would frustrate or avoid BNFL-USA's rights to receive payments with respect to the BNFL Right.

          (c) The BNFL Right will be structured so as to permit MK to engage in ordinary cash management activities without being required to make payments to BNFL-USA.

13.  Protection of National Security and US Technology.
     -------------------------------------------------

     13.1 The parties will take all necessary actions to comply with applicable laws concerning the protection of US national security. Among other things, these actions will include, where necessary, electing as directors or appointing as managers persons with appropriate security clearances and forming government security committees.

     13.2 The parties will take all necessary actions to comply with applicable laws concerning the protection of US technology, including procedures to ensure that the licensing and sale of AP600 technology will be subject to appropriate review and control by US citizens.

14.  Indemnification.
     ---------------

     14.1 Background.  The parties acknowledge and agree that
          ----------

          (a) It is their intention to segregate the ESBU Business, the GESCO I Business, the GESCO II Business and, if necessary, the GESCO III Business by allocating them to the Companies as outlined in
              Section 7.

          (b) It is their intention that MK's exposure to liabilities arising from the ESBU Operations or the GESCO I Operations, and BNFL-USA's exposure to liabilities arising from the GESCO I Operations or the GESCO II Operations be limited as set forth herein.

          (c) In order to preserve the allocation of liabilities reflected by such actions, the parties agree that each of the parties and the Companies and their respective affiliates will be entitled to indemnification as set forth below.

     14.2 First and Second Tier Entities.  For the purposes of this Section 14
          ------------------------------

          (a) MK and BNFL-USA and, if applicable, their parent companies are referred to as "First Tier Entities" and

          (b) ESBU, GESCO I, GESCO II and, if created, GESCO III, and their respective subsidiaries, are referred to as "Second Tier Entities".

     14.3 Indemnification.  With respect to any liability or claim that arises
          ---------------
          from the business or operations of any Second Tier Entity (or any predecessor):

          (a) GESCO II.  In the case of any liability of any kind or nature
              --------
              whatsoever (including liabilities existing on the GESCO Closing
              Date) that arises from the business or operations of GESCO II, GESCO II will indemnify and defend British Nuclear Fuels plc ("BNFL"), BNFL-USA, their affiliates, Wesco and any other Second Tier Entities and their affiliates and hold them harmless against any loss or expense arising from such liability or claim (including reasonable attorneys' fees but excluding consequential damages) ("Losses"). If the assets of GESCO II are insufficient to perform the required indemnification and defense, MK will indemnify, defend and hold harmless BNFL, BNFL-USA, and their affiliates, and Wesco and any other Second Tier Entities and their affiliates.

          (b) ESBU. In the case of any liability of any kind or nature
              ----
              whatsoever (including liabilities existing on the ESBU Closing
              Date) that arises from the business or operations of ESBU, ESBU will indemnify and defend Morrison Knudsen Corporation, a Delaware corporation ("MK-Delaware"), MK, their affiliates, Wesco and any other Second Tier Entities and their affiliates and hold them harmless against any Losses. If the assets of ESBU are insufficient to perform the required indemnification and defense, BNFL-USA will indemnify, defend and hold harmless MK-Delaware, MK, and their affiliates, and Wesco and any other Second Tier Entities and their affiliates.

          (c) GESCO I and GESCO III.   In the case of any liability of any kind
              ---------------------
              or nature whatsoever (including liabilities existing on the GESCO Closing Date) arising from the business or operations of GESCO I or, if created, GESCO III, GESCO I or GESCO III, as the case may be, will indemnify and defend MK-Delaware, MK, their affiliates, BNFL, BNFL-USA and their affiliates, Wesco and each of the other Second Tier Entities and its affiliates and hold them harmless against any Losses; provided that there shall be excluded from indemnification any Loss that is reflected in a reduction in the value of any equity interest in GESCO I or GESCO III held by MK, BNFL-USA or their affiliates. If the assets of GESCO I or GESCO III, as the case may be, are insufficient to perform the required indemnification and defense, BNFL-USA and MK will make appropriate payments to each other and their respective affiliates such that MK and its affiliates, on the one hand, and BNFL-USA and its affiliates, on the other hand, (taking into account their economic participation in the Second Tier Entities) share any Losses on a 50:50 basis.

     14.4  Limitations.  The provisions of this Section 14 shall be perpetual.
           -----------

     14.5 Notice and Cooperation.  Any party that has, or believes that it may
          ----------------------
          have, a claim for indemnification or other right to payment under this
          Section 14 will give prompt written notice to the other party and other relevant parties of the event or circumstances giving rise to such claim. The parties will cooperate with each other and their affiliates in the investigation and defense of any liability or claim that may be the subject of this Section 14. Any disputes will be resolved as provided in Section 16.

15.  Technology Sharing Arrangements.
     -------------------------------

     15.1 The parties acknowledge that

          (a) The parties and their affiliates will enter into one or more technology sharing arrangements with CBS and certain of its affiliates, and certain third parties, in connection with the transactions contemplated by the Asset Purchase Agreements (the "CBS Technology Sharing Agreements"),

          (b) In order for ESBU, GESCO, GESCO II and GESCO III to obtain the benefit of the technology that is to be transferred, licensed or shared under the CBS Technology Sharing Agreements, it will be necessary for them to enter into appropriate arrangements for the further sharing or licensing of such technology through sublicense arrangements which will require the prior approval of CBS (which may not be unreasonably withheld).

          (c) The parties and their affiliates will enter into appropriate cross-licensing agreements with respect to intellectual property created by GESCO I, GESCO II, GESCO III and ESBU (and any of their subsidiaries) provided that (i) the cost of such licenses will be the cost of producing the intellectual property, and (ii) any GESCO II cross-licenses will be, and other cross-licenses may be, subject to appropriate limitations to protect US national security.

     15.2 MK and BNFL-USA will, and will cause their affiliates, including the Companies to enter appropriate agreements to carry out the purpose of this Section 15.

16.  Dispute Resolution.
     ------------------

     16.1 All disputes with respect to any matters that are the subject of this Agreement will, in the first instance, be referred to the Chief Executive Officers ("CEO's") of MK-Delaware and BNFL as representatives of their respective companies.

     16.2 If the dispute cannot be resolved by the CEO's, it will next be referred to an independent mediator agreed to by the parties.

     16.3 If the dispute remains unresolved after mediation, it will then be subject to binding arbitration under the rules of the International Chamber of Commerce at a mutually agreeable venue. If MK and BNFL-USA are unable to agree on a venue, the arbitration will take place at a neutral site other than the United States or the United Kingdom.

17.  Termination.  This Agreement will terminate automatically upon the
     -----------
     termination, for any reason, of the ESBU Purchase Agreement or the GESCO Purchase Agreement.

18.  Confidential Information.
     ------------------------

     18.1 The parties acknowledge that in order to carry out the purposes of this Agreement it will be necessary for them to disclose to the other party, and to its affiliates, confidential and proprietary information of the disclosing party or its affiliates.

     18.2 Each party will take reasonable actions to identify to the other party any information that is confidential or proprietary, which will include marking or identifying such information (in whatever form it may be embodied) as "Confidential". All such information is referred to as "Confidential Information".

     18.3 Each party will treat the other party's Confidential Information as confidential, will not disclose it to any other person (other than those of its and its affiliates' officers, directors and representatives who need to know such information for the purpose of carrying out the transactions contemplated by the Agreement) or use it for any purpose other than carrying out the transactions contemplated by this Agreement.

     18.4 The restrictions imposed under this Section 18 shall remain in effect

          (a) with respect to any Confidential Information that constitutes a "trade secret" (as defined under the laws of the State of New
              York) of the disclosing party so long as it remains a trade secret.

          (b) with respect to other Confidential Information, so long as the parties jointly own interests in any of the GESCO Business or the ESBU Business, whether through their respective investments in Wesco or otherwise and until the third anniversary of the date on which any such joint ownership is terminated.

     18.5 The restrictions imposed under this Section 18 shall not apply to any Confidential Information that

          (a) at the time of disclosure is available in the public domain or is known to the receiving party without breach of any obligation of confidentiality,

          (b) is subsequently disclosed by a third party to the receiving party without any obligation of confidentiality, or

          (c) is independently developed by the receiving party without breach of any obligation of confidentiality.

19.  Miscellaneous.
     -------------

     19.1 Cooperation Prior to Closing.  During the period between execution of
          ----------------------------
          this Agreement and the ESBU and GESCO Closing Dates, MK and BNFL-USA will consult regularly with respect to matters arising under the ESBU Purchase Agreement and/or the GESCO Purchase Agreement. Initiating formal disputes, challenges or allegations of breach against CBS under such agreements will require the agreement of MK and BNFL-USA.

     19.2 Integration.  This Agreement contains the entire understanding of the
          -----------
          parties with respect to the subject matter hereof, and supersedes all prior understandings and agreements between them or their affiliates with respect to such subject matter. The parties expect that this Agreement will be superseded in whole or in part by one or more other written agreements between them (the "Subsequent Agreements"). Each Subsequent Agreement shall make specific reference to this Agreement and the provisions, if any, of this Agreement that are to be superseded by such Subsequent Agreement.

     19.3 Governing Law.  This Agreement is governed by and shall be construed
          -------------
          in accordance with the law of the State of New York, without regard to the principles of conflicts of laws.

     19.4 Assignment.  No party shall have the right to assign all or any part
          ----------
          of its rights or obligations under this Agreement without the written consent of the other party. This Agreement shall be binding upon and enure to the benefit of the parties and their respective permitted successors and assigns.

     19.5 No Third Party Beneficiaries.  Except for the Companies, this
          ----------------------------
          Agreement is not intended to create any rights in any person that is not a party to this Agreement.

     19.6 No Partnership.  The parties do not intend to create, and this
          --------------
          Agreement shall not be deemed to create, a partnership or agency relationship or any fiduciary duties between MK and BNFL-USA.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents, all as of the day and year first above written.


     MK                       MORRISON KNUDSEN CORPORATION



                              By:    /s/ Stephen G. Hanks
                                    --------------------------------
                              Name:  Stephen G. Hanks
                              Title: Exec. Vice President


     BNFL-USA                 BNFL USA GROUP INC.



                              By:    /s/ J. J. Taylor
                                    ------------------------------------
                              Name:  J. J. Taylor
                              Title:

                                   GUARANTEES

In consideration of the execution and delivery of this Agreement by MK, British Nuclear Fuels plc, a public limited company organized under the laws of England, hereby unconditionally and irrevocably guarantees to MK-Delaware and MK the due and punctual payment and performance by BNFL-USA of all of its obligations under the Consortium Agreement (including without limitation its indemnification obligations under Section 14), the GESCO Purchase Agreement and the ESBU Purchase Agreement.

          Dated:    June 24, 1998   BRITISH NUCLEAR FUELS plc
                         --


                                          /s/ R.A.N. Chiese
                                    By:  __________________________
                                    Name: R.A.N. Chiese
                                    Title:Group Finance Director



In consideration of the execution and delivery of this Agreement by BNFL-USA, Morrison Knudsen Corporation, a Delaware corporation, hereby unconditionally and irrevocably guarantees to BNFL and BNFL-USA the due and punctual payment and performance by MK of all of its obligations under the Consortium Agreement (including without limitation its indemnification obligations under Section 14), the GESCO Purchase Agreement and the ESBU Purchase Agreement.

          Dated:    June 24, 1998   MORRISON KNUDSEN CORPORATION
                         --


                                          /s/ Stephen G. Hanks
                                    By:  __________________________
                                    Name: Stephen G. Hanks
                                    Title:Exec. Vice President

                                   EXHIBITS



        The registrant agrees to provide the Securities and Exchange Commission, upon request, with copies of the Exhibits hereto.